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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                November 24, 1997


                                  ROBERDS, INC.
             (Exact name of registrant as specified in its charter)

        Ohio                      0-22702                     31-0801335
   (State or other           (Commission File No.)           (IRS Employer
   jurisdiction of                                       Identification No.)
    incorporation)


             1100 East Central Avenue, Dayton, Ohio         45449-1888
            (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code: (937) 859-5127

                                      None
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

            On November 24, 1997, Roberds, Inc. (the "Company") issued a press release which is attached hereto as Exhibit 99.1 and which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

             (c)   Exhibits.

                   99.1   Press release of the Company, dated November 24, 1997.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ROBERDS, INC.



                                   By:         /s/ Robert M. Wilson
                                               --------------------
                                   Name:       Robert M. Wilson
                                   Title:      Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


Number            Subject Matter
------            --------------


99.1              Press release of the Company, dated November 24, 1997.